          UL 2001, A FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICY
                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
                        SUPPLEMENT DATED OCTOBER 30, 2000
                                       TO
                          PROSPECTUS DATED MAY 1, 2000

         This supplements the information contained in the prospectus ("Prospectus") for UL 2001 Flexible Premium Multifunded Life Insurance Policies, dated May 1, 2000. You should keep this October 30, 2000 Supplement to the Prospectus for future reference.

1. The section of the Table of Charges and Expenses set forth on page 4 of the Prospectus entitled "MORTALITY AND EXPENSE RISK CHARGE" and the first three items listed under the section entitled "SURRENDER CHARGE ON CERTAIN TRANSACTIONS" of the Table are revised to read as follows:

-------------------------------------------------------------------------------------------------------------
              Type of Charge or Expense                             Amount of Charge or Expense
-------------------------------------------------------------------------------------------------------------
Mortality and expense risk charge:                      .075% of the cash value in the Separate Account on
                                                        each monthly anniversary. We intend to (but, except
                                                        for Policies issued in New York, do not guarantee
                                                        that we will) reduce this charge for Policy years 11
                                                        through 15 to .05% and after Policy year 16 to
                                                        .025%.*

-------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE ON CERTAIN TRANSACTIONS:
Full surrender or termination of your Policy during     The lesser of actual cumulative premiums paid and 75%
its 1st year:                                           of the Maximum Surrender Charge Premium at issue for
                                                        the Policy and all riders.


Full surrender or termination of your Policy during     The lesser of actual cumulative premiums paid and
its 2nd year:                                           100% of the Maximum Surrender Charge Premium at issue
                                                        for the Policy and all riders.


Full surrender or termination of your Policy during     A declining schedule of percentages based upon the
its 3rd through 15th year:                              year 2 surrender charge.
-------------------------------------------------------------------------------------------------------------

Approval pending for policies issued in New York. Until such approval is received, we intend to (but, except for Policies issued in New York, do not guarantee that we will) reduce this charge after Policy year 10 to .05%.



Under the section "OPTIONAL BENEFITS ADDED BY RIDER" on pages 14 and 15, after the footnotes following the rider table at the top of the page, add the following paragraph:

"On or about March 1, 2001, we intend to offer an Option to Purchase Long-Term Care Insurance rider on certain Policies issued after such date. This rider gives the Policy owner the option to purchase long-term care insurance on the life of the insured, at future specified Purchase Option Dates, without additional underwriting. The new long-term care insurance policy will be one offered by MetLife or by an affiliate designated by us on the Purchase Option Date, subject to rider specifications about plan benefits. We will issue this Rider only in states that have approved such long-term care insurance plans."

The third bullet under the second paragraph that begins: "As of your loan request's Date of Receipt, we will:" under the heading "LOAN PRIVILEGES" on page 17 of the Prospectus is replaced in its entirety by the following language:

- "Charge you interest, which will accrue daily at a rate of 6% per year (which is the maximum rate we will ever charge). We currently intend to (but don't guarantee that we will) reduce this rate to 4.6% for Policy years 11 through 15 and to 4.3% after the 15th Policy year.* Your interest payments are due at the end of each Policy year and if you don't pay the amount within 31 days after it is due, we will treat it as a new Policy loan."

     * Pending approval for Policies issued in New York. Until then, we intend to (but don't guarantee that we will) reduce this rate to 4.6% after the 10th Policy year.


                      Metropolitan Life Insurance Company
                               One Madison Avenue
                              New York, NY  10010



UL 2001 Supplement 10/2000
1900018111(1000)                                      E000108VIF(exp1102)MLIC-LD